CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2023	Jun. 30, 2022	Jun. 30, 2023	Jun. 30, 2022
Net income for the period	$ 147,021	$ 8,224	$ 293,222	$ 339,689
Other comprehensive income:
Prior service cost of defined benefit plan	186		372
Amortization of deferred realized losses on cash flow hedges	903	903	1,796	1,796
Total Other Comprehensive Income	1,089	903	2,168	1,796
Comprehensive Income	$ 148,110	$ 9,127	$ 295,390	$ 341,485